Exhibit 1
                                ---------

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:     August 12, 2002
                              WYNNCHURCH CAPITAL PARTNERS, L.P.

                              By:  Wynnchurch Partners, L.P.,
                                   its general partner

                                   By:  Wynnchurch Management,Inc.,
                                        its general partner



                                        By: /s/ John A. Hatherly*
                                            --------------------
                                        Name: John A. Hatherly
                                        Its:  President


                              WYNNCHURCH CAPITAL PARTNERS CANADA, L.P.

                              By:  Wynnchurch Partners Canada, L.P.,
                                   its general partner

                                   By:  Wynnchurch GP Canada, Inc.,
                                        its general partner


                                   By: /s/ John A. Hatherly*
                                       --------------------
                                       Name: John A. Hatherly
                                       Its:  President

                              WYNNCHURCH PARTNERS, L.P.

                              By:  Wynnchurch Management, Inc.,
                                   its general partner

                                   By: /s/ John A. Hatherly*
                                       --------------------
                                   Name: John A. Hatherly
                                   Its:  President

                              WYNNCHURCH MANAGEMENT, INC.


                              By: /s/ John A. Hatherly*
                                  --------------------
                              Name: John A. Hatherly
                              Its:  President

                              WYNNCHURCH PARTNERS CANADA, L.P.

                              By:  Wynnchurch GP Canada, Inc.,
                                   its general partner


                                   By: /s/ John A. Hatherly*
                                       --------------------
                                   Name: John A. Hatherly
                                   Its:  President

                              WYNNCHURCH GP CANADA, INC.


                              By: /s/ John A. Hatherly*
                                  --------------------
                              Name: John A. Hatherly
                              Its:  President

*By:  /s/ Barry L. Fischer
      --------------------
      Barry L. Fischer
      Attorney-in-Fact


                               Exhibits: Page 1